UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-16214                   14-0462060
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(State or other jurisdiction         (Commission              (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)

   1373 Broadway, Albany, New York                                 12204
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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                                TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2006, the Compensation Committee of the Registrant's Board of Directors amended the Registrant's Restricted Stock Unit Plan (the "RSU Plan"), effective September 16, 2006. The purpose of the amendment was to change the period during which the awards are valued preceding a payment date, to avoid such valuation taking place during a period following an earnings announcement when insiders are generally permitted to engage in transactions in the Registrant's securities. A copy of this amendment is furnished as Exhibit 99.1 to this report.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALBANY INTERNATIONAL CORP.

                                       By: /s/ Charles J. Silva
                                           -------------------------------------
                                       Name: Charles J. Silva
                                       Title: Vice President and General Counsel

Date: February 21, 2006


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                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Amendment No. 2 to the Albany International Corp. 2003
                        Restricted Stock Unit Plan.